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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                            ________________________

                                    FORM 8-K
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934
                            ________________________

                                January 24, 1996
                       (Date of earliest event reported)

                         HELENE CURTIS INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


 DELAWARE                           1-8797                             36-3398349
 (State or other jurisdiction       (Commission File                   (IRS Employer
 of incorporation)                  Number)                            Identification No.)



                                       .
                              325 N. WELLS STREET
                            CHICAGO, ILLINOIS 60610
                    (Address of Principal Executive Offices)

                                 (312) 661-0222
              (Registrant's telephone number, including area code)
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               INFORMATION REQUIRED TO BE INCLUDED IN THE REPORT


Item 5           OTHER EVENTS

                 Helene Curtis Industries, Inc. (the "Company") issued a press release on January 24, 1996. The text of the press
                 release is     included as Exhibit 99 to this report.

Item 7           EXHIBITS

                 The Exhibit accompanying this report is listed on the accompanying Exhibit Index.

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                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 26th day of January, 1996.



                                               HELENE CURTIS INDUSTRIES, INC.


                                               By: /s/  Lawrence A. Gyenes
                                               ---------------------------
                                                        Lawrence A. Gyenes
                                                        Vice President and
                                                        Chief Financial Officer
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                INDEX TO EXHIBITS TO CURRENT REPORT ON FORM 8-K


EXHIBIT  DESCRIPTION OF EXHIBIT
-------  ----------------------

99               Press Release dated January 24, 1996, by Helene Curtis
Industries, Inc.